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                                                                    EXHIBIT 10.2

                            SPECIAL POWER OF ATTORNEY

         KNOW ALL MEN  BY THESE PRESENTS, That UNITED STATES
EXPLORATION, INC., whose address is1560 Broadway, Suite 1900, Denver, Colorado 80202 (referred to herein as "PRINCIPAL") does hereby make, constitute, and appoint BENSON MINERAL GROUP, INC. ("BMG"), whose address is 1560 Broadway, Suite 1900, Denver, Colorado 80202, to act as its true and lawful attorney in fact and to execute, acknowledge, and deliver the following instruments in the name of BMG on behalf of and for the benefit of Principal:

         The attached Letter Agreement between Legacy International, Inc. and BMG setting out the basic terms and conditions by which BMG agrees to sell, on behalf of itself and all parties owning an interest in the properties described therein, including the Principal's beneficial interest in said properties.

         The Purchase and Sale Agreement resulting from BMG's entering into the attached Letter Agreement.

         All Assignments and Bills of Sale actually conveying the properties pursuant to said Letter Agreement and subsequent Purchase and Sale Agreement entered into.

         The Principal does hereby ratify and confirm all that said attorney in fact shall lawfully do or cause to be done by virtue of this Special Power of Attorney and the powers contained herein and agrees that Principal shall be fully responsible for the performance of the obligations of BMG under the agreements listed above.

         EXECUTED this 15th day of May, 2001, but effective for all purposes as of May 1, 2001.

ATTEST:                                 UNITED STATES EXPLORATION, INC.


By: /s/ F. Michael Murphy               By: /s/ Bruce D. Benson
    --------------------------------        ---------------------------
     F. Michael Murphy, Secretary           Bruce D. Benson, President


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STATE OF COLORADO                                    )
                                                     )        ss.
COUNTY OF DENVER                                     )

         The foregoing instrument was acknowledged before me this 15th day of May, 2001, by Bruce D. Benson as President of United States Exploration, Inc.

         WITNESS my hand and official seal.        /s/ Andrea C. Clugston
                                                   ----------------------------
                                                          Notary Public
My commission expires:    August 23, 2004
                        -------------------


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                               attachment omitted